Prospectus Supplement April 19, 2005*

AXP Managed Allocation Fund (11/29/04)  S-6141-99 Y

The Investment Manager section has been amended to read as follows:

INVESTMENT MANAGER

The Fund's assets are invested in Total Return Portfolio (the Portfolio), which is managed by AEFC. Day-to-day portfolio management for the equity portion of the Portfolio is the responsibility of a team of portfolio managers led by Dimitris J. Bertsimas.

Dimitris J. Bertsimas, Senior Portfolio Manager

o  Managed the Portfolio since 2002.

o  Joined AEFC as a portfolio manager in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

o  MS and Ph.D., MIT.

Gina K. Mourtzinou, Portfolio Manager

o  Managed the Portfolio since 2002.

o  Joined AEFC as a portfolio manager in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

o Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

o  Ph.D., MIT.

Jonathan Calvert, Portfolio Manager

o  Managed the Portfolio since 2004.

o  Joined AEFC in 2003.

o Partner and Director of Quantitative Trading Research, Grantham, Mayo, van Otterloo LLC (GMO), 1992 to 2003.

o  Began investment career in 1992.

o  Bachelor of Mathematics, University of Waterloo, Canada.

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The team that manages the fixed income portion of the Portfolio consists of the following individuals, each of whom leads a sector team in the fixed income group in AEFC's investment department:

Jamie Jackson, Co-Portfolio Manager

o  Co-Managed the Portfolio since 2003.

o  Leader of the liquid assets sector team.

o  Joined AEFC in 2003.

o Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

o  Began investment career in 1988.

o  MBA, Marquette University.

Scott Kirby, Co-Portfolio Manager

o  Co-Managed the Portfolio since 2003.

o  Leader of the structured assets sector team.

o  Employed by AEFC from 1979 to 1985 and from 1987 to the present.

o  Began investment career in 1979.

o  MBA, University of Minnesota.

Tom Murphy, CFA, Co-Portfolio Manager

o  Co-Managed the Portfolio since 2003.

o  Leader of the investment grade corporate bond sector team.

o  Joined AEFC in 2002.

o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions at Zurich Scudder, 1992 to 2002.

o  Began investment career in 1986.

o  MBA, University of Michigan.

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AEFC

The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.49% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.08% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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S-6141-3 A (4/05)

Valid until next update
* Destroy Nov. 29, 2005